Material judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Material judgments, estimates and assumptions

4. Material judgments, estimates and assumptions

The preparation of the consolidated financial statements requires the Management Board to make judgments, estimates and assumptions that affect the application of accounting policies and the amounts reported for assets, liabilities, income, and expenses. The most significant of these are described below.

Actual results may differ from these estimates.

Estimates and underlying assumptions are continuously reviewed. Revisions of estimates are accounted for on a prospective basis.

4.1. Management judgments

Information on management judgments made in the application of accounting policies that most significantly affect the amounts recognized in the financial statements are set out in the following disclosures:

a)
Leases

The Group determines the lease term based on the non-cancelable period, together with both periods covered by an option to extend the lease if the lessee is reasonably certain to exercise that option. The Group has entered into several leases that include extension options and makes judgments when assessing whether it is reasonably certain that the option to extend or terminate the lease will or will not be exercised. All relevant factors representing an economic incentive to exercise the extension option are taken into consideration. No extension options have been included in the lease term of significant facilities being leased given the current management’s expectation of the Group’s future use of the building, except for the extension option for the new leased headquarter in Munich (Germany). Had lease extension options been included also in other leases, the amount of right of use assets and lease liabilities recorded on the statement of financial position would have been significantly higher.

Please refer to Note 19 Right-of-use assets for details on the potential future lease payments for periods after the exercise date of the extension options that are not taken into consideration in the lease term.

To measure the right-of-use asset and the corresponding lease liability at commencement date of a lease or upon modification of a lease, the Group uses the incremental borrowing rate to discount the lease payments. Judgment is required in determining the method to determine the relevant discount rate at which the Group would borrow in a similar economic environment. The Group determines its incremental borrowing rate by obtaining interest rates from external sources and makes certain adjustments to reflect the terms of the lease and type of asset leased (refer to Note 30). Using a different method might lead to a different discount rate, which might have a significant impact on the right-of-use asset and lease liability.

4.2. Estimates and assumptions

Information about assumptions and estimation uncertainty as of December 31, 2023, that have a significant risk of resulting in a material adjustment to the carrying amounts of the reported assets and liabilities during the next fiscal year are discussed below:

a)
Recognition of deferred tax assets

The calculation of deferred taxes is based on the tax rates of the individual countries applicable as of the date when the assets are realized, or the liability is settled (using tax rates enacted or announced as of the reporting date) as well as on the assessment of the future taxable income of the Group companies.

Determining the amount of deferred tax assets is subject to estimation uncertainties as regards the availability of future taxable profit against which deductible temporary differences and the tax loss carryforwards may be utilized, which may also result from or be related to future tax planning strategies. As there is no specific standard or interpretation to evaluate the probability of projected future taxable income of the Group entities, the Group uses it's internal financial long-term planning. Deviations from the future from long-term planning may have a significant impact on the deferred tax assets.

b)
Impairment test for non-financial assets

At each balance sheet date, the Group assesses whether there is any indication that a non-financial asset including capitalized development costs may be impaired. The impairment tests require estimates to be made in order to determine the recoverable amount of the cash-generating unit. Assumptions must be made regarding future cash inflows and outflows both in the planning period as well as for the periods thereafter. In particular, the future revenues, costs and expenditures are based on the long-term corporate planning. Also, market- and company-specific discount rates, expected growth rates and exchange rates are estimated. If the actual amounts deviate from the estimated amount an impairment might be needed in future periods. Based on the impairment tests performed in 2023, the recoverable amounts significantly exceed the net assets of the tested cash-generating units. Refer to Note 17 for further information on the assumptions used.

c)
Inventories

Write-downs of inventories are measured based on the inventory days on hand and on the estimated net realizable value (expected proceeds less estimated costs incurred until completion and the estimated selling expenses necessary to make the sale). The net realizable value is estimated based on the management’s decision and expectation regarding the pricing and the future marketability of the different CONDOR and HAWK product variants. Future utilizations, actual proceeds, and costs still to be incurred may deviate from anticipated amounts, which might lead to additional write-downs in future periods. Also, if the Group does not intend to sell product product version anymore, all related inventories are written down. This primarily relates to CONDOR Mk1, Mk2 and CONDOR MEO as well as HAWK (refer to Note 21).